                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File Nos. 333-44234.

/s/ Arthur Andersen LLP

Los Angeles, California
March 29, 2002